================================================================================

                                                           Semi-Annual
                                                             Report
[GRAPHIC]                                                 June 30, 2000
                                                           (unaudited)

--------------------------------------------------------------------------------
                              Pilgrim Mutual Funds
--------------------------------------------------------------------------------

                                      PILGRIM
                                      GOLD FUND, INC.
                                      ------------------------------------------
                                      Investment Objective: Capital Appreciation

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim Gold Fund, Inc. (formerly Lexington Goldfund, Inc.).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Management Corporation and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Investment Adviser to the Fund. As a shareholder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund shareholder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

Dear Shareholders:
-------------------------------------------------------------------------------

  The gold market continues to be buffeted by external pressures specifically producer forward sales and central bank selling. As a result, after reaching a high of $315 per ounce in February the bullion prices fell to a low of $270 per ounce in late May. As the first half closed, the price recovered to the $290 per ounce level. For the six month period ending June 30, 2000, Pilgrim Gold Fund, Inc. (formerly Lexington Goldfund, Inc.) had a total return of (16.72)%* compared to a total return of (14.65)% for the average gold-oriented mutual fund monitored by Lipper, Inc.

  The disappointing price action is masking several positive changes occurring within the gold sector. First, physical gold demand continues to rise spurred by favorable economic trends globally. Jewelry demand in the first quarter rose 7% worldwide and this trend is expected to have continued through the end of June. While somewhat perverse, the second positive is the low absolute gold price. Industry sources estimate that a price of $400 per ounce is needed to develop new sources of supply. Over the next two to three years mine supply is expected to trail demand by increasing amounts. With the Central Banks apparently abiding by the Washington Accords, this source of supply is limited, setting the stage for higher gold prices over the intermediate term. This latter issue is creating another positive in the gold sector, consolidation. Presently about 300 companies supply the approximately 2,600 tons produced annually with the largest, Anglogold, representing less than 10%. The world's largest companies account for only about 40%. This fragmentation has resulted in a lack of interest by global investors beyond sector funds because of small market capitalizations. However, recent events indicate this is being resolved. Anglogold of South Africa acquired Newcrest, in Australia; Barrick recently purchased a neighbor in Tanzania, Pangea Gold Fields; Newmont plans to purchase Battle Mountain Gold; and Franco Nevada of Canada and Gold Fields, Ltd. of South Africa announced plans to merge. As the industry consolidates, marginal mines will be closed, further limiting future supply. All this points to higher gold prices.

  Within this expected environment the Fund remains weighted toward unhedged gold producers who are expected to provide greater upside performance in the face of rising bullion prices. The Fund also maintains holdings in intermediate and junior producers who are expected to be targets of the larger global gold producers.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ James A. Vail

James A. Vail
Portfolio Manager
August, 2000

-------
*(8.67)%, (11.64)%, and (4.41)% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

Pilgrim Gold Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 2000 (unaudited)


 Number of                                                              Value
   Shares                          Security                           (Note 1)
--------------------------------------------------------------------------------

            COMMON STOCKS: 87.9%
            Australia: 7.4%
  1,000,000 Delta Gold, Ltd. .....................................   $   745,121
    777,172 Newcrest Mining, Ltd./1/ .............................     2,099,833
  2,002,539 Normandy Mining, Ltd. ................................     1,082,128
                                                                     -----------
                                                                       3,927,082
                                                                     -----------

            Canada: 33.7%
    443,000 Agnico-Eagle Mines, Ltd. .............................     2,851,812
     65,000 Barrick Gold Corporation..............................     1,182,188
    300,000 Claude Resources, Inc./1/ ............................       123,509
    400,000 Claude Resources, Inc./1/,/2/ ........................       164,679
    200,000 Claude Resources, Inc. (Warrants)/1/,/2/ .............       --
    201,500 Franco Nevada Mining Corporation, Ltd. ...............     2,325,518
    541,400 Goldcorp, Inc."A"/1/ .................................     3,873,224
    416,100 IAMGOLD Corporation/1/ ...............................       856,537
  1,050,000 Kinross Gold Corporation/1/ ..........................       935,431
    470,000 Meridian Gold, Inc./1/ ...............................     2,854,887
    285,500 Placer Dome, Inc. ....................................     2,730,094
                                                                     -----------
                                                                      17,897,879
                                                                     -----------

            South Africa: 30.7%
     61,749 Anglo American Platinum Corporation, Ltd. ............     1,779,669
     68,749 Anglogold, Ltd. ......................................     2,808,865
     68,500 De Beers Consolidated Mines, Ltd. (ADR)...............     1,663,266
    952,900 Gold Fields, Ltd. ....................................     3,738,641
    641,656 Harmony Gold Mining, Ltd. ............................     3,549,101
     74,460 Impala Platinum Holdings, Ltd. .......................     2,769,829
                                                                     -----------
                                                                      16,309,371
                                                                     -----------

    Number of
    Shares or                                                          Value
 Principal Amount                     Security                       (Note 1)
-------------------------------------------------------------------------------

                  United States: 16.1%
       177,600    Freeport McMoran Copper & Gold "A"/1/ .........   $ 1,620,600
       368,570    Homestake Mining Company.......................     2,533,919
       140,170    Newmont Mining Corporation.....................     3,031,176
        50,000    Stillwater Mining Company/1/ ..................     1,393,750
                                                                    -----------
                                                                      8,579,445
                                                                    -----------

                  TOTAL COMMON STOCKS
                   (cost $57,153,719)............................    46,713,777
                                                                    -----------

                  GOLD BULLION: 5.2%
                  9,513 fine ounces (cost $3,640,945)/1/ ........     2,759,606
                                                                    -----------

                  SHORT-TERM INVESTMENT: 5.1%
                  U.S. Government Agency Obligation: 5.1%
    $2,700,000    Federal Home Loan Bank, 6.48%, due 07/03/00
                   (cost $2,699,028).............................     2,699,028
                                                                    -----------

                  TOTAL INVESTMENTS: 98.2%
                   (cost $63,493,692+) (Note 1)..................    52,172,411
                  Other assets in excess of liabilities: 1.8%....       980,409
                                                                    -----------

                  TOTAL NET ASSETS: 100.0%
                   (equivalent to $2.74 per share on 19,402,979
                   shares outstanding)...........................   $53,152,820
                                                                    ===========

--------
/1/Non-income producing security.
/2/Restricted security (Note 7).
ADR--American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $65,225,195.

   The Notes to Financial Statements are an integral part of this statement.

Pilgrim Gold Fund, Inc.
Statement of Assets and Liabilities
June 30, 2000 (unaudited)

Assets
Investments, at value (cost $63,493,692)
 (Note 1)....................................................... $ 52,172,411
Cash............................................................      184,689
Receivable for investment securities sold.......................      995,975
Receivable for shares sold......................................       11,412
Dividends and interest receivable...............................      142,356
                                                                 ------------
   Total Assets.................................................   53,506,843
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................       43,106
Payable for investment securities purchased.....................       71,433
Payable for shares redeemed.....................................       33,133
Accrued expenses................................................      206,351
                                                                 ------------
   Total Liabilities............................................      354,023
                                                                 ------------
Net Assets (equivalent to $2.74 per share on 19,402,979 shares outstanding) (Note 4).......................................... $ 53,152,820
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 500,000,000 shares, $.001 par value
 per share...................................................... $     19,403
Additional paid-in-capital......................................  127,912,981
Accumulated net investment loss.................................     (105,392)
Accumulated net realized loss on investments and foreign
 currency transactions..........................................  (63,342,499)
Unrealized depreciation of investments and foreign currency
 translations of other assets and liabilities...................  (11,331,673)
                                                                 ------------
   Total Net Assets............................................. $ 53,152,820
                                                                 ============

Pilgrim Gold Fund, Inc.
Statement of Operations
Six months ended June 30, 2000 (unaudited)

Investment Income
 Dividends..........................................  $   486,865
 Interest...........................................       66,884
                                                      -----------
                                                          553,749
 Less: foreign tax expense..........................       15,911
                                                      -----------
 Total investment income............................               $    537,838
Expenses
 Investment advisory fee
  (Note 2)..........................................      279,738
 Transfer agent and shareholder servicing expenses
  (Note 2)..........................................      102,395
 Directors' fees and expenses.......................       99,346
 Distribution expenses (Note 3).....................       29,012
 Professional fees..................................       24,977
 Printing and mailing expenses......................       24,516
 Accounting expenses (Note 2).......................       20,179
 Custodian expenses.................................       18,066
 Registration fees..................................       16,670
 Computer processing fees...........................        9,623
 Other expenses.....................................       31,541
                                                      -----------
 Total expenses.....................................                    656,063
                                                                   ------------
 Net investment loss................................                   (118,225)
Realized and Unrealized Loss on Investments (Note 5)
Net realized loss on:
 Investments........................................   (3,726,792)
 Foreign currency transactions......................      (14,598)
                                                      -----------
   Net realized loss................................                 (3,741,390)
Net change in unrealized depreciation of:
 Investments........................................   (7,843,335)
 Foreign currency translation of other assets and
  liabilities.......................................      (10,392)
                                                      -----------
   Net change in unrealized depreciation............                 (7,853,727)
                                                                   ------------
Net realized and unrealized loss....................                (11,595,117)
                                                                   ------------
Decrease in Net Assets Resulting from Operations....               $(11,713,342)
                                                                   ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Gold Fund, Inc.
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 2000      Year ended
                                               (unaudited)    December 31, 1999
                                             ---------------- -----------------
Operations:
Net investment loss.........................   $   (118,225)    $    (15,134)
Net realized loss from investments and
 foreign currency transactions..............     (3,741,390)     (25,588,891)
Net change in unrealized depreciation of
 investments and foreign currency
 translation................................     (7,853,727)      32,389,359
                                               ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations................    (11,713,342)       6,785,334
                                               ------------     ------------
Capital Share Transactions: (Note 4)
Proceeds from sale of shares................     13,614,628       31,794,471
Net assets received in connection with
 reorganization (Note 1)....................        --            17,841,616
Cost of shares redeemed.....................    (21,264,548)     (34,746,635)
                                               ------------     ------------
  Net increase (decrease) in net assets from
   capital share transactions...............     (7,649,920)      14,889,452
                                               ------------     ------------
Net increase (decrease) in net assets.......    (19,363,262)      21,674,786
Net Assets:
Beginning of period.........................     72,516,082       50,841,296
                                               ------------     ------------
End of period (including accumulated net
 investment loss of $105,392 and
 undistributed net investment income of
 $12,833 in 2000 and 1999, respectively)
 (Note 1)...................................   $ 53,152,820     $ 72,516,082
                                               ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Pilgrim Gold Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999

1.Significant Accounting Policies
Pilgrim Gold Fund, Inc. (formerly Lexington Goldfund, Inc.), (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to attain capital appreciation and as such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. On February 18, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all or substantially all of the Lexington Strategic Investments Fund, Inc.'s ("Strategic Investments") assets and liabilities to the Fund in a tax free exchange of capital stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of Strategic Investments on June 22, 1999, and was completed after the close of business on June 25, 1999 at which time 14,495,064 shares valued at $1.23 per share, representing net assets of $17,841,616 (including $9,295,470 net unrealized depreciation of investments) were exchanged by Strategic Investments for the respective number of shares of the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at June 30, 2000.

Pilgrim Gold Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


1.Significant Accounting Policies (continued)
   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund paid an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $50 million and at an annual rate of 0.75% thereafter. For 2000, the adviser, has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12b-1 fees and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 2000.

The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $40,433, which were incurred by the Fund, but paid by LMC.

3.Distribution Plan
The Fund had a Distribution Plan (the "Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 2000 were $29,012 and are set forth in the statement of operations.

Pilgrim Gold Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


4.Capital Stock
Transactions in capital stock were as follows:

                              Six months ended
                                June 30, 2000               Year ended
                                 (unaudited)            December 31, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares        Amount
                             ------       ------       ------        ------
Shares sold..............   4,625,475  $ 13,614,628   10,050,258  $ 31,794,471
Shares issued in
 connection with
 reorganization..........      --           --         6,190,600    17,841,616
                           ----------  ------------  -----------  ------------
                            4,625,475    13,614,628   16,240,858    49,636,087
Shares redeemed..........  (7,236,103)  (21,264,548) (10,982,141)  (34,746,635)
                           ----------  ------------  -----------  ------------
Net increase (decrease)..  (2,610,628) $ (7,649,920)   5,258,717  $ 14,889,452
                           ==========  ============  ===========  ============

5.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2000, excluding short-term securities, were $9,236,099 and $17,304,216, respectively.

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,849,852 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $16,902,636.

6.Investment and Concentration Risks
The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing of gold. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Pilgrim Gold Fund, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) and December 31, 1999 (continued)


7.Restricted Securities
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.

                                        Acquisition          Market  Percent of
               Security                    Date     Shares   Value   Net Assets
               --------                 ----------- ------- -------- ----------
Claude Resources, Inc..................  09/28/99   400,000 $164,679    0.31%
Claude Resources, Inc. (Warrants)......  09/28/99   200,000    --        --
                                                            --------    ----
                                                            $164,679    0.31%
                                                            ========    ====

8. Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Fund's Board of Directors and shareholders, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of investment adviser to the Fund effective July 26, 2000. Pilgrim Securities, Inc., also an indirect, wholly owned subsidiary of ReliaStar, was appointed distributor to the Funds on that date as well.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Gold Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months ended      Year ended December 31,
                           June 30, 2000   ------------------------------------
                            (unaudited)     1999     1998      1997      1996
                          ---------------- -------  -------  --------  --------
Net asset value,
 beginning of period....        $ 3.29      $ 3.03   $ 3.24    $ 5.97    $ 6.24
                                ------      ------   ------    ------    ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)................         (0.01)      (0.01)    --        --        0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currencies....         (0.54)       0.27    (0.21)    (2.52)     0.50
                                ------      ------   ------    ------    ------
Total income (loss) from
 investment operations..         (0.55)       0.26    (0.21)    (2.52)     0.52
                                ------      ------   ------    ------    ------
Less distributions:
 Distributions from net
  investment income.....          --          --       --       (0.21)    (0.79)
                                ------      ------   ------    ------    ------
Net asset value, end of
 period.................        $ 2.74      $ 3.29   $ 3.03    $ 3.24    $ 5.97
                                ======      ======   ======    ======    ======
Total return............      (33.62)%*      8.58%  (6.39)%  (42.98)%     7.84%
Ratio to average net
 assets:
 Expenses...............         2.26%*      1.94%    1.74%     1.65%     1.60%
 Net investment income
  (loss)................       (0.41)%*    (0.02)%    0.08%     0.17%   (0.32)%
Portfolio turnover
 rate...................        33.72%*     78.55%   28.93%    38.32%    31.04%
Net assets, end of
 period (000's
 omitted)...............       $53,153     $72,516  $50,841   $53,707  $109,287

--------
* Annualized.

PILGRIM GOLD FUND, INC.

Investment Adviser
Pilgrim Investments, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

Distributor
Pilgrim Securities, Inc.
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

www.lexingtonfunds.com

All Shareholder requests for services of any kind should be sent to:

Transfer Agent
Lexington Funds
c/o DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64121-6368

Or call toll free Service and Sales: 1-800-526-0056

This report has been prepared for the information of the shareholders of Pilgrim Gold Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX271-SAR6/00